Prospectus Supplement	August 23, 2019

Putnam VT Equity Income Fund
Prospectus dated April 30, 2019

Effective August 31, 2019, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Darren Jaroch, Portfolio Manager, portfolio manager of the fund since 2012

Assistant portfolio managers

Lauren DeMore, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2019

Walter Scully, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2012

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Effective August 31, 2019, the following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund?:

Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
Darren Jaroch	2012	Putnam Management	Portfolio Manager
		1999–Present
Assistant portfolio managers	Joined fund	Employer	Positions over past five years
Lauren DeMore	2019	Putnam Management	Portfolio Manager, Analyst
		2006–Present	Previously, Analyst
Walter Scully	2012	Putnam Management	Portfolio Manager, Analyst
		1996–Present	Previously, Analyst

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